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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 16, 2004


                           SOUTHFIRST BANCSHARES, INC.
               (Exact Name of Registrant as Specified in Charter)


       DELAWARE                        1-13640             63-1121255
(State of Incorporation)    (Commission File Number)   (I.R.S. Employer
                                                      Identification No.)


                126 North Norton Avenue, Sylacauga, Alabama 35150
               (Address of Principal Executive Offices / Zip Code)


                                 (205) 245-4365
              (Registrant's telephone number, including area code)



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Item 1.02 Other Events and Required FD Disclosure.


         On December 16, 2004, SouthFirst Bancshares, Inc.'s wholly-owned subsidiary and federally chartered stock savings association, First Federal of the South ("First Federal"), received notification from the Office of Thrift Supervision (the "OTS") that it had agreed to end certain restrictions placed upon First Federal by the OTS in its March 22, 2002 Supervisory Agreement through the rescission of that agreement as of December 14, 2004.

(a) Exhibits.

         99.1 Letter from the Office of Thrift Supervision to First Federal of the South, dated December 14, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SOUTHFIRST BANCSHARES, INC.



Dated: December 21, 2004              By: /s/ Sandra H. Stephens
                                          -----------------------------------
                                          Sandra H. Stephens
                                          Executive Vice President and
                                          Chief Operating Officer


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Exhibit Page

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EXHIBIT NO.          DESCRIPTION OF EXHIBIT
-----------          ----------------------
   99.1              Letter from the Office of Thrift Supervision to First
                     Federal of the South, dated December 14, 2004.
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